MS P-2
                        SUPPLEMENT DATED JANUARY 1, 2004
                       TO THE PROSPECTUS DATED MAY 1, 2003
                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                              Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                              Mutual Qualified Fund
                               Mutual Shares Fund

The prospectus is amended as follows:

I. The section "Goals and Strategies - Differences between the Funds" is replaced with the following:

DIFFERENCES BETWEEN THE FUNDS Although the manager follows a similar strategy in choosing investments for each of the Funds, there are certain differences. First, the Funds vary in size; second, each Fund has a different team of portfolio managers who have primary responsibility for selecting investments. Third, although the Funds may invest a portion of their assets in foreign securities, the proportion so invested will vary. Mutual Discovery may invest a significant portion of its assets in foreign securities. Finally the Funds may allocate foreign investments to different geographic areas. As a result of these differences, the performance of the four Funds will vary.

II. The Class A "Annual Fund Operating Expenses" table on page 15 is replaced with the following:
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                               MUTUAL
 CLASS A                                              BEACON      QUALIFIED    SHARES   DISCOVERY
-------------------------------------------------------------------------------------------------
 Management fees/5 ................................   0.60%        0.60%       0.60%     0.80%
 Distribution and service (12b-1) fees ............   0.35%        0.35%       0.35%     0.35%
 Other expenses/6 ..................................  0.24%        0.24%       0.23%     0.28%
-------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses/5 ............  1.19%        1.19%       1.18%     1.43%
-------------------------------------------------------------------------------------------------
 Management fee reduction/5 ........................  -0.01%       -0.01%      -0.01%      N/A
-------------------------------------------------------------------------------------------------
 Net annual Fund operating expenses/5 ..............  1.18%        1.18%       1.17%     1.43%
-------------------------------------------------------------------------------------------------

III. The section "MANAGEMENT" is replaced with the following:

MANAGEMENT
Franklin Mutual Advisers, LLC (Franklin Mutual), 51 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Funds' investment manager. Together, Franklin Mutual and its affiliates manage over $322 billion in assets. The team responsible for the Funds' management is:

ANNE GUDEFIN, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Ms. Gudefin has been a portfolio manager for Mutual Qualified Fund since 2002. Previously, she was an analyst at Perry Capital.

MATTHEW HAYNES, VICE PRESIDENT OF FRANKLIN MUTUAL
Mr. Haynes has been a portfolio manager for Mutual Beacon Fund and Mutual European Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 2001. Prior to joining Mutual Series, Mr. Haynes was a vice president and portfolio manager of international equities at Morgan Stanley Dean Witter Advisors in New York. He also was co-manager of two global equity mutual funds.

TODD J. JONASZ, PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Jonasz has been a member of the management team of the Funds since 2002, when he joined Franklin Templeton Investments. He has been a portfolio manager for Mutual Financial Services Fund since 2002. Previously, he was a research analyst with Lazard Asset Management. Also, he was Vice President in Donaldson, Lufkin & Jenrette's equity research department.

TIMOTHY RANKIN, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Rankin has been an assistant portfolio manager for Mutual Discovery Fund and Mutual Shares Fund since 2001. He joined Franklin Templeton Investments as a research analyst in 1997.

SHAWN TUMULTY, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Mr. Tumulty has been an assistant portfolio manager for Mutual Qualified Fund since December 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Mutual Series, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

DEBORAH TURNER CFA, ASSISTANT PORTFOLIO MANAGER OF FRANKLIN MUTUAL
Ms. Turner has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996.

JOHN WIMSATT, PORTFOLIO MANAGER OF FRANKLIN  MUTUAL
Mr. Wimsatt has been a portfolio manager for Mutual Financial Services Fund since December 2003. He joined Franklin Templeton Investments in 2001. Prior to joining Mutual Series, Mr. Wimsatt was managing director in charge of bank research at Friedman, Billings, Ramsey Group and an assistant portfolio manager and analyst for an internal hedge fund.

DAVID J. WINTERS CFA, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF FRANKLIN MUTUAL
Mr. Winters has been a member of the management team of the Funds since 1987, and is the portfolio manager with primary responsibility for the investments of Mutual Shares Fund and Mutual Discovery Fund. Mr. Winters also shares primary responsibility for the investments of Mutual Beacon Fund and Mutual European Fund. He joined Franklin Templeton Investments in 1996.

Each Fund pays the manager a fee for managing the Fund's assets. For the fiscal year ended December 31, 2002, Franklin Mutual agreed in advance to reduce its fees to reflect reduced services resulting from each Fund's investment in a Franklin Templeton money fund. This reduction is required by Franklin Mutual's
Board of Directors and an exemptive order by the Securities and Exchange Commission. The table below shows the management fees paid by each Fund to the manager for its services, as a percentage of average daily net assets, for the fiscal year ended December 31, 2002:

                                                      MANAGEMENT FEES
                                                      BEFORE ADVANCE    MANAGEMENT
                                                        WAIVER (%)      FEES PAID (%)
-------------------------------------------------------------------------------------
Mutual Beacon ........................................    0.60           0.59
Mutual Discovery .....................................    0.80           0.80
Mutual European ......................................    0.80           0.80
Mutual Financial Services ............................    0.80           0.79
Mutual Qualified .....................................    0.60           0.59
Mutual Shares ........................................    0.60           0.59

               Please keep this supplement for future reference